LOAN AGREEMENT

     This  Loan  Agreement  (the "Agreement") is entered into as of May 21, 2004
                                  ---------
between  Positron  Corporation, a Texas corporation (the "Borrower"), and IMAGIN
                                                          --------
Diagnostic Centres, Inc., an Ontario, Canada corporation whose address is 1835 Yonge St., Suite 500, Toronto, Ontario, Canada M4S 1XB ("Lender"). All numbers
                                                          ------
expressed  herein  as  "$"  or  "dollars"  are  in  United  States  dollars.

     SECTION 1  LOANS AND NOTE

     1.1  Loans and Issue of Notes.  Subject to the terms and conditions of this
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Agreement  and  in  reliance  upon  the  representations  and  warranties of the
Borrower set forth herein, Lender hereby agrees to make advances of immediately available funds to Borrower up to an aggregate principal amount of One Million Three Hundred Thousand Dollars ($1,300,000) from time to time, between the date hereof and December 31, 2004 as requested by Borrower (the "Loans" and each a
                                                               -----
"Loan").  The  Loans  will  be  evidenced  by  Borrower's  secured  convertible
 ----
promissory  note  in  the  form  attached hereto as Exhibit A (the "Note").  The
                                                    ---------       ----
Loans shall be made in accordance with the terms and provisions of this Agreement and shall bear interest and be payable as set forth herein and in the Note. The Loans shall be secured by a security interest as set forth in the Security Agreement between Lender and Borrower attached hereto as Exhibit B (the
                                                                  ---------
"Security  Agreement").  This Agreement, the Note and the Security Agreement are
 -------------------
collectively  referred  to  herein  as  the  "Loan  Documents."
                                              ---------------

     1.2  Interest Rate on Loans.  All Loans shall accrue interest until paid in
          ----------------------
full at the interest rate of 10% per annum simple interest or, if less, the maximum rate allowed by applicable law ("Interest Rate"). Interest is computed
                                          -------------
on  a  365  day  year  for  the  actual  number  of  days  elapsed.

     1.3  Maturity  Date.  All outstanding amounts with respect to the Loans are
          --------------
due and payable in full, and the term of the Loans shall expire two years from the date of origination.

     1.4  Funding of Loans.  All Loans shall be in a minimum principal amount of
          ----------------
$100,000. Lender shall not be obligated to fund more than $200,000 in any 30 day period. Lender shall have at least three business days after Borrower requests a Loan to fund the same.

     1.5  Prepayment  of  Loans.  Subject  to applicable notice set forth in the
          ---------------------
Note, Borrower shall have the right at any time and from time to time to prepay any Loan, in whole or in part.

     SECTION 2  CONDITIONS OF LENDING

     2.1  Conditions  Precedent  to  Initial  Loan.  The obligation of Lender to
          ----------------------------------------
make the initial Loan, if any, is subject to the conditions precedent that Lender shall have received in form and substance satisfactory to Lender all of the following:

          2.1.1 A certified copy of the resolutions of the Board of Directors of the Borrower in a form satisfactory to Lender, approving or ratifying each of the Loan Documents and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each of the Loan Documents;

          2.1.2 A certificate of the chief executive officer and chief financial officer of the Borrower, dated as of even date with the Note, certifying to Lender that the representations and warranties made by the Borrower in Section 3 herein are true and correct;

          2.1.3     The  Note,  duly  executed  by  the  Borrower;

          2.1.4 The Security Agreement and such UCC-1 financing statements and other documents required by Lender to perfect its Lien in the collateral covered thereby, each duly executed by the Borrower;

          2.1.5     Conversion.  The  outstanding  principal  amount of the Note
                    ----------
shall be convertible in accordance with the terms set forth in Section 4 of the Note. Accrued but unpaid interest shall be payable in cash at the time of conversion.

          2.1.6     Conditions  Precedent  to  All  Loans.  The  obligations  of
                    -------------------------------------
Lender to make each Loan (including the initial Loan) shall be subject to the further conditions precedent that no Event of Default has occurred and no event has occurred and is continuing, or would result from such Loan or from the application of the proceeds therefrom, which constitutes an Event of Default.

          2.1.7 Lender shall have received such other approvals, opinions or documents as Lender shall have reasonably requested.

     SECTION 3  REPRESENTATIONS  AND  WARRANTIES

     Except as set forth in the Schedule of Exceptions (as noted herein) attached hereto as Schedule 1, Borrower hereby represents and warrants the
                      -----------
following  as  of  the  date  hereof:

     3.1  Organization  and  Qualification.  Borrower  is  a  corporation  duly
          --------------------------------
organized, validly existing and in good standing under the laws of the State of Texas. Borrower is qualified to do business and is in good standing in all jurisdictions that it is operating in. Borrower has all requisite power and authority to conduct its business and own its property.

     3.2  Authorization  of  Transaction;  No  Violation.  The  borrowing of the
          ----------------------------------------------
principal amount of the Loans, the issuance of the Note, the execution, delivery and performance by Borrower of this Agreement, the Note and the Security Agreement (including, without limitation, the issuance or reservation for issuance of shares of Borrower's Series D Preferred Stock upon conversion) (i) are within the corporate powers of Borrower, (ii) have been duly authorized by all necessary corporate action of Borrower, its officers, directors and stockholders, and (iii) will not violate, conflict with, result in any breach of any of the provisions of, constitute (with or without the passage of time or giving of notice or both a default under, or result in the creation of any Lien upon any Property of Borrower or any Subsidiary (except pursuant to the terms of the Security Agreement) under the provisions of, any law, rule, regulation, judgment, order, decree, instrument, agreement, charter instrument, bylaw or other instrument to which Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any Property of Borrower or any Subsidiary may be bound.

     3.3  Binding  Obligation.  This  Agreement,  the  Note,  and  the  Security
          -------------------
Agreement are valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

     3.4  Valid  Issuance  of  Note  and Series D Preferred Stock.  The Note has
          -------------------------------------------------------
been issued in compliance with all applicable federal and state securities laws. Except as set forth in Schedule 3.4 of the Schedule of Exceptions, the shares of
                       ------------
Series D Preferred Stock issuable upon conversion of the Note (and Common Stock issuable upon conversion thereof) have been duly and validly reserved for issuance, and upon issuance in accordance with the terms thereof and Borrower's charter instruments, shall be duly and validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

     3.5  Governmental  Consent.  Except  as  set  forth  in Schedule 3.5 of the
          ---------------------                              ------------
Schedule of Exceptions, neither the nature of Borrower nor any Subsidiary or of the business or Properties of Borrower or any Subsidiary nor any relationship between Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the making of the Loans or the offer, issue, sale, delivery or exercise of the Note, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of Borrower in connection with or on account of the execution and delivery of this Agreement or the Security Agreement, the borrowing of the principal amount of the Loans or the offer, issue, sale, execution, delivery or exercise of the Note.

     3.6  Ownership  of Property.  Borrower owns all of its Property, except for
          ----------------------
Permitted  Liens  to  which  any  such  Property  is  subject.

     3.7  Use of Proceeds.  The Borrower agrees to use the proceeds of the Loans
          ---------------
for (i) payment of expenses related to the transactions contemplated by this Agreement and certain related transactions with Lender, (ii) payment of outstanding accounts payable, and (iii) current operating expenses.

     3.8  Litigation.  Except  as  set  forth in Schedule 3.8 of the Schedule of
          ----------                             ------------
Exceptions, there are no claims, actions, suits or other proceedings pending, or to the knowledge of Borrower, threatened, at law or in equity, by or before any governmental agency or any arbitrator against Borrower which could reasonably be expected to have a Material Adverse Effect on the ability of Borrower to perform its obligations under this Agreement.

     3.9  Compliance  with Laws and Agreements.  Neither Borrower nor any of its
          ------------------------------------
Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect on Borrower. Neither Borrower nor any of its Subsidiaries is in default with respect to any note, mortgage, lease, agreement to which Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect on Borrower.

     3.10  Taxes.  Except  as  set  forth  in  Schedule  3.10 of the Schedule of
           -----                               --------------
Exceptions, Borrower and its Subsidiaries have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their Property, which are due and payable.

     3.11  Survival  of  Representations and Warranties.  So long as any amounts
           --------------------------------------------
are available for borrowing and until all obligations of Borrower under this Agreement and under the

Note are satisfied in full, the representations and warranties contained in this Agreement shall have a continuing effect as having been true when made.

     SECTION 4  BORROWER'S  AFFIRMATIVE  COVENANTS

     Borrower covenants that until all obligations of Borrower under this Agreement, the Security Agreement and the Note are satisfied in full, Borrower:

     4.1  Borrower  Governmental  Documents.  Shall  prepare and timely file all
          ---------------------------------
reports and other filings required under all applicable U.S. federal and state laws in accordance with all relevant statutory requirements.

     4.2  Compliance  with  Law.  Borrower shall comply in all material respects
          ---------------------
with the requirement of all applicable laws, rules, regulations and orders of any governmental authority, and shall comply with all provisions of Borrower's articles of incorporation and bylaws.

     4.3  Taxes and Other Liabilities.  Shall pay and discharge when due any and
          ---------------------------
all indebtedness, obligations, assessments and taxes, including federal and state income taxes, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise; provided that provision is made to the satisfaction of Lender for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

     4.4  Litigation.  Shall  promptly  give  notice in writing to Lender of any
          ----------
litigation pending or threatened by or against Borrower with a potential liability in excess of $100,000.

     4.5  Notice  to Lender.  Shall promptly give notice in writing to Lender of
          -----------------
(i) the occurrence of any Event of Default, or (ii) any change in name, identity or corporate structure of Borrower, regardless of whether such event is a breach of this Agreement or any of the other Loan Documents.

     4.6  Legal Existence and Good Standing.  Shall, and shall cause each of its
          ---------------------------------
Subsidiaries to maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect on Borrower.

     4.7  Maintenance  of  Property;  Inspection  of  Property.
          ----------------------------------------------------

          4.7.1 Shall, and shall cause each of its Subsidiaries to, maintain all of its Property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

          4.7.2 Shall permit representatives and independent contractors of Lender to visit and inspect any of its Properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired.

     4.8  Insurance.  Shall  maintain,  and shall cause each of its Subsidiaries
          ---------
to maintain insurance against loss or damage by fire with extended coverage, public liability and third party property damage.

     4.9  Transaction  Fee.  In  consideration  for this Agreement, the Borrower
          ----------------
shall pay to Lender a transaction fee equal to $200,000, payable out of the last $200,000 available for advances hereunder (the "Transaction Fee"). The
                                                      ----------------
Transaction Fee shall be reduced by an amount equal to $0.02 multiplied by the number of warrants issued to Borrower pursuant to Section 7.14 of that certain Note Purchase Agreement dated as of the date hereof between Lender and Borrower.

     SECTION 5  BORROWER'S  NEGATIVE  COVENANTS

     Borrower further covenants that until payment in full of the Note and all other amounts duo hereunder, Borrower will not without the prior written consent of Lender:

     5.1  Guarantees.  Guarantee or become liable in any way as surety, endorser
          ----------
(other than as endorser of negotiable instruments in the ordinary course of business) or accommodation endorser or otherwise for the debts or obligations of any other person or entity.

     5.2  Loans  or Advances.  Make or permit to exist any loans or advances to,
          ------------------
or  investments  in,  any  person  or  entity  other  than  Lender.

     5.3  Distributions.  Except  as  required  under  or effected in accordance
          -------------
with the Borrower's Articles of Incorporation (including all statements of designation establishing and designating the rights of preferred stock), declare or pay any dividends or any other distributions on account of any shares of any class of capital stock of Borrower, either in cash or any other property, to any stockholder or equity interest holder of or in Borrower or any Subsidiary, nor redeem, retire, repurchase or otherwise acquire any shares of capital stock of Borrower.

     5.4  Pledge  Of  Assets.  Mortgage,  pledge,  grant  or  permit  to exist a
          ------------------
security interest in, or Lien upon, all or any portion of Borrower's or any Subsidiary's assets now owned or hereafter acquired, except:

               (a)  the  Lien  created  under  the  Security  Agreement;

               (b)  Liens  existing  as  of  the  date  hereof  and described on
Schedule  3.6  of  the  Schedule  of  Exceptions;
-------------

               (c)  other  Permitted  Liens.

     5.5  Conduct  of  Business.  Change  the  nature of the business heretofore
          ---------------------
conducted  by  Borrower  in  the  usual,  regular  and  ordinary  course.

     SECTION 6  DEFAULT

     6.1  Events of Default.  The following events are "Events of Default" under
          -----------------                             -----------------
the  Loan  Documents:

          6.1.1 Default shall be made by Borrower in the payment of principal of or any interest on the Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise;

          6.1.2 Default shall be made in the due performance or observance of any other covenant, agreement or provision herein or in any of the other Loan Documents to be performed or observed by Borrower, or a breach shall exist in any representation or warranty herein contained or in any of the other Loan Documents;

          6.1.3 Borrower shall be involved in financial difficulties as evidenced by:

               (a) Borrower filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code (as now or in the future amended) or an admission seeking the relief therein provided;

               (b) Borrower making a general assignment for the benefit of its creditors;

               (c) Borrower consenting to the appointment of a receiver or trustee for all or a substantial part of the property of Borrower or approving as filed in good faith a petition filed against Borrower under said Bankruptcy Code (in both cases without the consent of Borrower);

               (d) the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all the Property of Borrower; or

               (e) an attachment being made on any substantial part of the Property or assets of Borrower which shall not be discharged within 90 days from the making thereof.

          6.1.4 Borrower terminates or suspends its business, or there is filed by or against Borrower any petition seeking the liquidation or dissolution of Borrower or the commencement of any other procedure to liquidate or dissolve Borrower, or there occurs any event, condition or circumstances which causes the liquidation or dissolution of Borrower.

          6.1.5 Borrower or any person acting for Borrower makes any material misrepresentation or material misstatement now or in the future in any warranty or representation in this Agreement or in any writing delivered to Lender to induce Lender to enter this Agreement or any of the Loan Documents.

          6.1.6 The closing of (i) a merger, consolidation, reorganization, transaction or series of transactions which results in the stockholders of Borrower as constituted immediately prior to such event holding less than a majority of the voting power of Borrower or the surviving entity in such transaction(s), or (ii) a sale, transfer or other disposition of substantially all of the assets of Borrower (each a "Change of Control").
                                               -------------------

     6.2  Remedies  Upon  Default.
          -----------------------

          6.2.1 Upon the occurrence and during the continuation of any of the above Events of Default, Lender may, by notice to Borrower, terminate its commitment to make any further Loans and declare the unpaid principal and all accrued interest on the Loans and the Note, and all other amounts payable under the Loan Documents, to be immediately due and payable, whereupon all such principal, interest and other amounts shall be forthwith due and payable, without presentment, demand, protest or further notice of any kind; and provided that, in the case of occurrence of an Event of Default under 6.1.3 or 6.1.6, Borrower's commitment to make any further Loans shall be automatically terminated and all such principal, interest and other amounts shall be automatically due and payable, without presentment, demand, protest or further notice of any kind.

          6.2.2 Upon the occurrence and during the continuation of any of the above Events of Default, Lender shall have, in addition to all other rights and remedies provided herein or by applicable law, all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas, including, but not limited to, the right to take possession of the Collateral, and for that purpose Lender may, and Borrower hereby authorizes Lender to, enter upon any premises on which Collateral may be located or situated and remove the same therefrom or without removal render the same unusable and may use or dispose of the Collateral on such premises without any liability for rent, storage, utilities or other sums, and upon request Borrower shall, to the extent practicable, assemble and make the Collateral available to Lender at a place to be designated by Lender, which is reasonably convenient to Borrower and Lender. Borrower agrees that, to the extent notice of sale shall be required by law, at least five days' notice to Borrower of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made shall constitute reasonable notification of such sale or disposition. Lender shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Lender to enforce its rights and remedies hereunder, to manage, protect and preserve the Collateral or continue the operation of the business of Borrower, and Lender shall be entitled to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Note until a sale or other disposition of such Collateral shall be finally made and consummated. In the event of any disposition or collection of or any other realization upon all or any part of the Collateral, Lender shall apply the proceeds of such disposition, collection or other realization as follows:

               (a) First, to the payment of the reasonable costs and expenses of Lender in exercising or enforcing its rights hereunder, including, but not limited to, costs and expenses incurred in retaking, holding and/or preparing the Collateral for sale, lease or other disposition, and to the payment of all Lender Expenses;

               (b) Second, to the payment of the Note and all other Obligations (as that term is defined in the Security Agreement); and

               (c) Third, the surplus, if any, shall be paid to Borrower or to whoever may be lawfully entitled to receive such surplus.

     SECTION 7  MISCELLANEOUS

     7.1  Amendment.  No  amendment or waiver of any provision of this Agreement
          ---------
or the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7.2  Notices.  All  notices,  requests,  demands  and  other communications
          -------
under this Agreement or the other Loan Documents shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered personally or by telegram or telecopy to the party to whom notice is to be given, or on the third business day after mailing if mailed by first class mail, registered or certified, postage prepaid and properly addressed as follows:

          If to the Borrower:     Positron Corporation
                                  1304 Langham Creek Drive, #300
                                  Houston, Texas 77084
                                  Facsimile:  281-492-2961
                                  Attn: Chief Executive Officer

          If to the Lender:       IMAGIN Diagnostic Centres, Inc.
                                  1835 Yonge St., Suite 500
                                  Toronto, Ontario, Canada M4S 1XB
                                  Attn: President

     Either party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

     7.3  No  Waiver;  Remedies.  No  failure  on  the  part  of  the  Lender to
          ---------------------
exercise, and no delay on the part of Lender in exercising any right hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     7.4  Accounting  Terms.  All  accounting  terms  not  specifically  defined
          -----------------
herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

     7.5  Binding  Effect;  Governing  Law.  This  Agreement  and the other Loan
          --------------------------------
Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of Texas, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     7.6  JURISDICTION  AND  VENUE.  BORROWER  HEREBY AGREES THAT ALL ACTIONS OR
          ------------------------
PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE TEXAS SUPERIOR COURT OR THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF HOUSTON, TEXAS. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR

CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS AGREEMENT. BORROWER WAIVES ANY CLAIM THAT HOUSTON, TEXAS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER PERMITTED FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     7.7  WAIVER  OF  RIGHT  TO JURY TRIAL.  LENDER AND BORROWER ACKNOWLEDGE AND
          --------------------------------
AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     7.8  Investment Representation.  Lender represents and warrants to Borrower
          -------------------------
that it is acquiring the Note for its own account for investment and not with a view to, or for a sale in connection with, any distribution thereof.

     7.9  Assignment.  Borrower  shall  not assign its rights or delegate any of
          ----------
its duties under any of the Loan Documents without Lender's prior written consent. Lender may freely assign its rights and obligations under the Loan Documents.

     7.10 Conversion of Stock.  Lender agrees that it will not convert to Common
          -------------------
Stock any of the shares of Series D Preferred Stock obtained upon conversion of a Note, until lender shall have purchased at least two PET scanners from Borrower pursuant to the terms of that certain Equipment Purchase Agreement dated as of the date hereof.

     7.11  Ownership  Change  Under  Section  382  of the Internal Revenue Code;
           ---------------------------------------------------------------------
Special  Restrictions  Upon  Transfer.
     --------------------------------

          7.11.1    Special  Restrictions  Upon  Transfer.  The  following
                    -------------------------------------
restrictions shall apply to the transfer of shares of Common Stock, issuable directly or indirectly upon the conversion of any Note.

          7.11.2    Definitions.  For  purposes  of  this  Section  7.11  the
                    -----------
following  terms  shall  have  the  following  meanings:

               "BOARD"  means  the  Borrower's  Board  of  Directors.

               "COMMON STOCK" shall mean the Common Stock of Borrower, par value $0.01 per share.

               "SECTION 382" means Section 382 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               "SPECIAL BOARD APPROVAL" shall mean the approval by the Board of Directors of Borrower acting in accordance with applicable law.

          7.11.3    Purported  Transfers  Not  Effective.  Unless  such transfer
                    ------------------------------------
shall have been preceded by Special Board Approval, any purported transfer of Common Stock into which any Note is directly or indirectly convertible in excess of the number of shares that can be transferred without increasing the transferee's ownership interest percentage above 4.5% is not effective to transfer ownership of such excess shares (the "Prohibited Shares") from the
                                                    -----------------
transferor  (the "Initial Transferor") to the purported acquiror (the "Purported
                  ------------------                                   ---------
Acquiror").  For this purpose a transferee's ownership interest percentage shall
--------
be calculated pursuant to Section 382. By way of explanation, a transferees ownership interest is generally the sum of the transferee's direct ownership interest percentage as calculated pursuant to Section 382 and the transferee's indirect ownership interest as calculated pursuant to Section 382, with adjustments made to include ownership interests that, under ordinary circumstances, are not included in measuring ownership interests. In the event a Initial Transferor seeks a Special Board Approval, to the extent that the transaction reflected in the proposed request for a Special Board Approval does not result in an "ownership shift" in excess of 40% and does not result in an "ownership change" as those terms are used in Section 382, the approval of the Board will not be unreasonably withheld. Moreover, to the extent that the proceeds of any "ownership shift" of up to 40% results directly or indirectly in the receipt of cash by Borrower, the transaction will be presumed to be in the interest of Borrower unless it results in an "ownership change".

          7.11.4    Transfer  to  Agent  of  Prohibited  Shares;  Sale by Agent;
                    ------------------------------------------------------------
Payment of Proceeds.  On demand by Borrower (which demand must be made within 30
-------------------
days of the time Borrower learns of the transfer of Prohibited Shares), a Purported Acquiror must transfer any certificate or other evidence of ownership of the Prohibited Shares within the Purported Acquiror's possession or control, together with any dividends or other distributions that were received by the Purported Acquiror from Borrower with respect to the Prohibited Shares ("Prohibited Distributions"), to an agent designated by Borrower (the "Agent").
  -------------------------                                             -----
The Agent will sell the Prohibited Shares in an arms-length transaction (over a public exchange, if reasonable possible), and the Purported Acquiror will receive an amount of sales proceeds not in excess of the price paid or consideration surrendered by the Purported Acquiror for the Prohibited Shares (or the fair market value of the Prohibited Shares at the time of an attempted transfer to the Purported Acquiror by gift, inheritance, or a similar transfer). If the Purported Acquiror has resold the Prohibited Shares prior to receiving the Borrower's demand to surrender the Prohibited Shares to the Agent, the Purported Acquiror shall be deemed to have sold the Prohibited Shares as agent for the Initial Transferor and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of such sales proceeds not exceeding the amount that the Purported Acquiror would have received from the Agent if the Agent rather than the Purported Acquiror had resold the Prohibited Shares. If the Initial Transferor can be identified, the Agent will pay to the Initial Transferor any sales proceeds in excess of those due to the Purported Acquiror, together with any amounts received by the Agent from the Purported Acquiror that are attributable to Prohibited Distributions. If the Initial Transferor cannot be identified within 90 days, the Agent may pay any amounts due to the Initial Transferor into a court or governmental agency, if applicable law permits, and otherwise must transfer such amounts to a charity designated by Borrower. In no event shall amounts due to the Initial Transferor pursuant to Article inure to the benefit of Borrower or the Agent, but such amounts may be used to cover expenses incurred by Agent in attempting to identify the initial Transferor. If the Purported Acquiror fails to surrender the Prohibited Shares within the next 30 business days from demand by Borrower, then the Borrower will institute legal proceedings to compel the surrender.

          7.11.5    Legend.  Lender understands and agrees that each certificate
                    ------
held by Lender representing a Note, and Series D Preferred Stock and Common Stock issuable upon conversion thereof, or any other securities issued in respect of a Note, and Series D Preferred Stock and Common Stock issuable upon conversion thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by this Agreement, the other Agreements or under applicable federal or state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RIGHTS OF SALE AS PROVIDED IN A LOAN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

     SECTION 8  DEFINITIONS

     As used in this Agreement and the other Loan Documents, the following terms have the respective meanings set forth below or in the indicated part of this
Agreement:

     8.1 "ACT" shall mean the Securities Act of 1933, as amended from time to time.

     8.2 "BANKRUPTCY CODE" shall mean the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United
States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

     8.3  "COLLATERAL"  has  the  meaning  ascribed  in  the Security Agreement.

     8.4 "LIEN" shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

     8.5 "MATERIAL ADVERSE EFFECT" shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole.

     8.6  "OBLIGATIONS"  shall  have  the  meaning  ascribed  in  the  Security
Agreement.

     8.7  "PERMITTED  LIENS" has the meaning ascribed in the Security Agreement.

     8.8 "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible. "Properties" shall mean all Property held by an entity or any other person.
 ----------

     8.9 "SERIES D PREFERRED STOCK" shall mean the Series D Preferred Stock of Positron Corporation having all rights and terms of other preferred shares and a priority and preference over all other issued and outstanding (or to be issued and outstanding) capital stock of Positron Corporation.

     8.10 "SUBSIDIARY" shall mean any corporation, partnership or other entity, more than 50% of whose equity interests (measured by virtue of voting rights) in the aggregate is owned by the Borrower

                  [Remainder of page intentionally left blank.]

                        SIGNATURE PAGE TO LOAN AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:                              LENDER:

Positron Corporation,                  IMAGIN Diagnostic Centres, Inc.,
a Texas corporation                    an Ontario, Canada corporation



By:  /s/ Gary H. Brooks                By:  /s/ Cynthia R. Jordan
     -------------------                    -----------------------
     Gary H. Brooks, President              Name:  Cynthia R. Jordan
                                            Its:  Chief Executive Officer


Address: 1304 Langham Creek Drive, #300,
         Houston, Texas 77084          Address: 1835 Yonge St., Suite 500
                                                Toronto, Ontario, Canada M4S 1XB

                                   SCHEDULE 1
                                   ----------


                             SCHEDULE OF EXCEPTIONS


                                       TO


                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                              POSITRON CORPORATION

                                       AND

                         IMAGIN DIAGNOSTIC CENTRES, INC.


                            DATED AS OF MAY 21, 2004


CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE AGREEMENT TO WHICH THESE SCHEDULES ARE ATTACHED AND INCORPORATED BY REFERENCE.

                                  SCHEDULE 3.4

Valid Issuance of Note and Series D Preferred Stock.
---------------------------------------------------

As of the date of this Agreement, there are insufficient shares of Common Stock to allow for the exercise of all outstanding options and warrants, and conversion of all outstanding convertible securities, including the Borrower's Series C Preferred Stock and Series D Preferred Stock, to Common Stock. The Borrower will use its reasonable efforts to obtain stockholder approval to amend its Articles of Incorporation to increase the number of shares of authorized Common Stock to account for conversion of the Series D Preferred Stock.

Pursuant to that certain Statement of Designation Establishing Series D Preferred Stock of Positron Corporation filed with the Texas Secretary of State on May 21, 2004, the Series D Preferred Stock is junior to the Borrower's Series A Preferred Stock and Series C Preferred Stock, both as to dividends and as to distributions of assets upon liquidation or winding up of the Borrower.

                                  SCHEDULE 3.5

Governmental Consent.
--------------------

In connection with the transactions contemplated by the Agreement, the Borrower filed a Statement of Designation Establishing Series D Preferred Stock of Positron Corporation with the Texas Secretary of State on May 21, 2004 and will file (i) a registration statement on an applicable form to register the shares of Series D Preferred Stock (and Common Stock issuable upon conversation thereof) issuable upon conversion of the Note, (ii) a proxy statement on
Schedule 14A to approve an amendment to its Articles of Incorporation to increase the number of its authorized shares of Common Stock, and (iii) appropriate UCC-1 financing statements with applicable jurisdictions pursuant to the Security Agreement.

                                  SCHEDULE 3.8

Litigation.
----------

The Company received a warning letter ("Warning Letter") dated April 26, 2004 from the Department of Health and Human Services regarding various alleged deficiencies under the Current Good Manufacturing Practice requirements of the Quality System regulations for medical devices, a copy of which has been provided to Investor.

The Borrower is subject to the following legal proceedings:

PROFUTURES CAPITAL BRIDGE FUND, L.P.

On September 26, 2000, ProFutures Bridge Capital Fund, L.P. ("ProFutures") filed a complaint against the Borrower in Colorado state court for declaratory relief and breach of contract (the "Complaint"). The Complaint alleged that the Borrower breached four stock purchase warrants issued to ProFutures on the basis that the Borrower failed to notify ProFutures of dilutive events and failed to register the full number of shares ProFutures was allegedly entitled to purchase under the warrants when, on February 14, 2000, the Borrower registered 1,500,000 shares of stock underlying ProFutures' warrants instead of 4,867,571. The Complaint further alleged that the Borrower's issuance of shares of common stock to Imatron, Inc. on or about January 22, 1999, (the "Imatron Transaction") was a dilutive event pursuant to the anti-dilution provisions contained in the four stock purchase warrants. The Complaint sought declarations that the consideration received by the Borrower in the Imatron Transaction increased the number of shares issuable under the warrants, the Borrower breached the warrants by failing to notify ProFutures of the Imatron Transaction and its effect on ProFutures' warrants at the time of the Imatron Transaction and that the Borrower further breached the warrants by failing to register the number of shares ProFutures alleged were purchasable under its warrants. The Complaint sought an unspecified amount of monetary damages.

The Colorado State level case of ProFutures v. Positron, District Court, City and County of Denver, Colorado, Case No. 00CV7146, was tried before the Court in June 2002. The Court issued its Findings of Fact, Conclusions of Law and Judgment on November 13, 2002. The Court agreed with the Borrower's determination of the value of the consideration paid for the shares issued to Imatron and that there was no evidence of fraud by the Borrower. The Court agreed with ProFutures that the Borrower breached the 1996 stock purchase warrant with ProFutures by failing to give ProFutures written notice stating the adjusted exercise price and the new number of shares deliverable as a result of the Imatron Transaction and by failing to register the shares to which ProFutures was entitled under the warrant as a result of the Imatron Transaction. Nevertheless, the Court also found that ProFutures' alleged damages were uncertain and speculative and that ProFutures was not entitled to recover actual damages. Therefore ProFutures was awarded $1 in nominal damages. ProFutures has appealed the trial Court's findings and the Borrower has cross-appealed. Those appeals are presently pending before the Court of Appeals, State of Colorado.

In the federal case of ProFutures v. Positron, et al., United States District Court for the District of Colorado, Case No. 02-N-0154, the Complaint alleged two causes of action against the Borrower: fraudulent transfer and injunctive relief. The allegations arose out of a June 2001 loan agreement between the Borrower and Imatron. The action was dismissed in 2002 without prejudice.

                             SCHEDULE 3.8 CONTINUED


10P10, L.P.

In December 2001, 10P10, L.P., the Borrower's previous landlord for its premises located at 16350 Park Ten Place, Suite 150, Houston, Texas, filed a complaint (Cause No. 2001-65534 in the 165th Judicial District Court of Harris County, Texas) against the Borrower alleging breach of lease agreement. The Borrower disputes the amount of lease commissions and construction costs charged by 10P10, L.P. in conjunction with the subleasing of the premises. Although 10P10, L.P. asserted a claim in excess of $150,000, a subsequent analysis of the transactions under the lease has resulted in the reduction of the lease obligation alleged by 10P10, L.P. to approximately $97,000. Although the Borrower disputes the amount of the claim, due to the pending lawsuit, approximately $97,000 is recorded as an accrued liability as of December 31, 2003. The case is set for trial on a two week docket beginning in September 2004.

RADIOLOGY CORPORATION OF AMERICA, INC.

A judgment in the amount of $75,000 has been entered against the Borrower in Texas state court in favor of Radiology Corporation of America, Inc., a vendor to the Borrower. In satisfaction of the judgment the Borrower and the creditor have agreed that the judgment may be satisfied by five monthly payments of $15,000 each commencing March 10, 2004.

                                  SCHEDULE 3.9

Compliance with Laws and Agreements.
-----------------------------------

See Warning Letter on Schedule 3.8.

                                  SCHEDULE 3.10


Taxes.
-----

The following taxes are due and payable:

Sales Tax:
     New York                                        $94,881.78
     Florida                                          $7,875.00
     Alabama                                         $31,250.00
     Texas                                            $2,894.81

Property Tax:                                       $321,884.17

                                    EXHIBIT A
                                    ---------


                                      NOTE

                                    EXHIBIT B
                                    ---------


                               SECURITY AGREEMENT